UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2026 (September 18, 2026)

SkyAI, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41355	82-3751728
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

105 Maxess Road, Suite 124,

Melville, NY 11747

(Address of principal executive office) (Zip Code)

(631) 574-4436

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SKYA	Nasdaq Capital Market
Common Stock Purchase Warrants	SKYAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 18, 2026, SkyAI, Inc., a Nevada corporation (the “Company”) held the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), for which 35,551,429 shares of the Company’s Common Stock were represented in person or by proxy out of the 43,247,506 shares outstanding and entitled to vote as of August 11, 2026, the record date for the Annual Meeting, representing approximately 82.2% of the eligible shares and constituting a quorum. The voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

1.	The Company’s stockholders elected the five individuals listed below as directors to serve on the Board of the Company, each to serve on the Board the 2027 Annual Meeting of the Stockholders of the Company, or until their successors are elected and qualified. The results of voting on the proposal are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes

Soren Bo Christiansen	6,894,675	20,670,032	7,986,722
Paul K. Danner	9,118,922	18,445,785	7,986,722
Timothy J. Ruemler	7,499,764	20,064,943	7,986,722
Yuwen (Alice) Zhang	9,200,392	18,364,315	7,986,722
Jason Monroe	6,901,524	20,663,183	7,986,722

2.	The Company’s stockholders approved the ratification of the appointment of PKF O’Connor Davies LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain
20,576,316	13,449,383	1,525,730

3.	The Company’s stockholders did not approve the Company’s 2026 Equity Incentive Plan. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
5,048,520	22,464,708	51,479	7,986,722

4.	The Company’s stockholders did not approve the adjournment of the 2026 Annual Meeting to the extent there were insufficient proxies at the 2026 Annual Meeting to approve any one or more of the foregoing proposals. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
14,616,038	20,792,839	142,552	7,986,722

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SkyAI, Inc.

Dated: September 24, 2026	By:	/s/ Paul K. Danner
	Name:	Paul K. Danner
	Title:	Principal Executive Officer